Exhibit 10.40

Execution Copy

AMENDMENT NO. 13

TO

LOAN AND SERVICING AGREEMENT

This AMENDMENT NO. 13 TO LOAN AND SERVICING AGREEMENT (this “Amendment”) dated as of February 3, 2015 is by and among Tampa Electric Company, in its capacity as servicer (in such capacity, the Servicer”), TEC Receivables Corp., in its capacity as “Borrower” under the Loan Agreement (as defined below) (in such capacity, the “Borrower”), Citibank, N.A., as the sole Managing Agent (in such capacity, the “Managing Agent”) and as the Program Agent (in such capacity, the “Program Agent”), and CAFCO, LLC, as the sole Conduit Lender (in such capacity, the “Conduit Lender”) and as the sole Committed Lender (in such capacity, the “Committed Lender”).  Capitalized terms used herein but not specifically defined herein shall have the meanings given to such terms in the Loan Agreement (as defined below).

PRELIMINARY STATEMENTS:

(1) The Servicer, the Borrower, the Conduit Lender, the Committed Lender, the Managing Agent and the Program Agent are parties to that certain Loan and Servicing Agreement dated as of January 6, 2005, as amended by (i) the Omnibus Amendment dated as of June 7, 2005, (ii) Amendment No. 2 dated as of January 5, 2006, (iii) Omnibus Amendment No. 3 dated as of December 22, 2006, (iv) Amendment No. 4 dated as of December 20, 2007, (v) Omnibus Amendment No. 5 dated as of September 26, 2008, (vi) Amendment No. 6 dated as of December 18, 2008, (vii) Amendment No. 7 dated as of December 16, 2009, (viii) Amendment No. 8 dated as of February 19, 2010, (ix) Omnibus Amendment No. 9 dated as of February 18, 2011, (x) Amendment No. 10 dated as of February 17, 2012, (xi) Amendment No. 11 dated as of February 15, 2013, and (xii) Omnibus Amendment No. 12 dated as of February 14, 2014 (the “Loan Agreement”).

(5) The parties hereto wish to amend the Loan Agreement upon the terms and subject to the conditions set forth herein.

NOW, THEREFORE, the parties hereto agree as follows:

Section 1. Amendment to the Loan Agreement.  Effective as of the date hereof and subject to the satisfaction of the condition precedent set forth in Section 2 hereof, Section 1.01 of the Loan Agreement is hereby amended to delete the definition of “Scheduled Termination Date” and replace it with the following:

“Scheduled Termination Date” means, (i) with respect to the Committed Lenders’ Commitments hereunder, April 14, 2015, unless such date is extended pursuant to Section 2.01(c) and (ii) with respect to the Conduit Lenders, April 14, 2015, unless such date is extended with the consent of the parties hereto.

Section 2. Condition of Effectiveness.  This Amendment shall become effective as of the date hereof upon the receipt by the Program Agent of this Amendment duly executed by all of the parties hereto.

Section 3. Representations and Warranties.   Each of the parties hereto represents and warrants that this Amendment and the Loan Agreement, as amended by this Amendment, constitute legal, valid and binding obligations of such Person enforceable against such Person in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and general equitable principles.

Section 4. Reference to and the Effect on the Loan Agreement.

(a) On and after the effective date of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Loan Agreement and each reference to the Loan Agreement in any certificate delivered in connection therewith, shall mean and be a reference to the Loan Agreement as amended hereby.

(b) Each of the parties hereto hereby agrees that, except as specifically amended above, the Loan Agreement is hereby ratified and confirmed and shall continue to be in full force and effect and enforceable, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and general equitable principles.

Section 5. Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

Section 6. Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Signature page follows.]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

TAMPA ELECTRIC COMPANY, as Servicer

By:	/s/ Kim M. Caruso
Name:	Kim M. Caruso
Title:	Treasurer

TEC RECEIVABLES CORP., as Borrower

By:	/s/ Kim M. Caruso
Name:	Kim M. Caruso
Title:	Treasurer

CITIBANK, N.A., as Program Agent and as the sole Managing Agent

By:	/s/ Wayne Gee
Name:	Wayne Gee
Title:	Vice President

CAFCO, LLC, as the sole Conduit Lender and as the sole Committed Lender

By:	Citibank, N.A.,
as Attorney-in-Fact

By:	/s/ Wayne Gee
Name:	Wayne Gee
Title:	Vice President

Signature Page to

Amendment No. 13 to Loan and Servicing Agreement